Exhibit (g)(3)

FORM OF

Appendix "B"
To
Custodian Agreement
Between
The Bank of new York and Each of the Investment
Companies Listed on Appendix "A" thereto

Dated as of ___ __, ____

 The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of ___ __, ____ (the "Custodian Agreement"):

A. Additional Custodians

CUSTODIAN           PURPOSE

Bank of New York    FICASH
                    FITERM

B.  Special Subcustodians:

SUBCUSTODIAN           PURPOSE

Bank of New York       FICASH

Chemical Bank, N.A.    Third Party Repurchase Agreements*

Citibank, N.A.     Global Bond Certificates**



____________________________
* Chemical Bank, N.A. will act as Special Subcustodian with respect to third party repurchase agreements for the following Portfolios only:

FUND                                           PORTFOLIO
Fidelity Institutional Cash Portfolios         U.S. Treasury Portfolio II
Fidelity Hereford Street Trust                 Spartan Money Market Fund
Fidelity Select Portfolios                     Money Market Portfolio
Fidelity Union Street Trust II                 Fidelity Daily Income Trust
                                               Spartan World Money Market Fund
Fidelity Phillips Street Trust                 Fidelity Cash Reserves


** Citibank, N.A. will act as Special Subcustodian with respect to Global Bond Certificates for
    Fidelity Advisor Series VIII:  Fidelity Advisor Strategic Income Fund only.

C.  Foreign Subcustodians:

COUNTRY                      FOREIGN SUBCUSTODIAN                              DEPOSITORY

Argentina                    BankBoston, N.A., Buenos Aires                    Caja de Valores, S.A.
                                                                               Central de Registracion y
                                                                               Liquidacion de Instrumentos de
                                                                               Endendamiento Publico (CRYL)

Australia                    Australia and New Zealand Banking                 Austraclear Limited
                             Group Ltd. (ANZ), Melbourne

                             National Australia Bank Ltd., Melbourne           The Reserve Bank Information and
                             Commonwealth Custodian Services Limited           Transfer System (RITS)

                                                                               The Clearing House Electronic
                                                                               Sub-register system

Austria                      Creditanstalt - Bankverein,                       Osterreichische Kontrollbank
                             Vienna                                            Aktiengesellschaft (OEKB)

Bahrain                      British Bank of the Middle East (BBME)

Bangladesh                   Standard Chartered Bank PLC, Dhaka                None

Belgium                      Banque Bruxelles Lambert,                         Caisse Interprofessionnelle de Depot
                             Brussels                                          et de Virement de Titres (CIK);
                                                                               Banque Nationale de Belgique

Bermuda                      Bank of Bermuda Ltd. (BBL)

Botswana                     Stanbic Bank Botswana Ltd., Gabarone              None

Brazil                       BankBoston, N.A.,                                 Sao Paulo Stock Exchange
                             Sao Paulo                                         (BOVESPA/CALISPA); Sistema
                                                                               Especial de Liquidacao e Custodia
                                                                               (SELIC);
                                                                               Rio de Janeiro Exchange (BVRJ);
                                                                               Camara de Liquidacao e Custodia
                                                                               S.A (CLC);
                                                                               Central de Custodia e Liquidacao
                                                                               Financeira de Titulos (CETIP)

Bulgaria                     ING Bank N.V. (ING)                               The Central Depository AD (and)
                                                                               Bulgarian National Bank

Canada                       Royal Bank of Canada                              Canadian Depository for Securities,
                                                                               Ltd. (CDS)

Chile                        BankBoston, N.A., Santiago                        Deposito Central de Valores (DCV)

China- Shanghai              Standard Chartered Bank, Shanghai                 Shanghai Securities Central Clearing
                                                                               & Registration Corp. (SSCCRC)

China- Shenzhen              Standard Chartered Bank, Shenzhen                 Shenzhen Securities Central Clearing
                                                                               Co. (SSCC)

Colombia                     Cititrust Colombia S.A., Sociedad Fiduciaria,     Deposito Central de Valores (DCV);
                             Bogota                                            Deposito Centralizado de Valores
                                                                               (DECEVAL)

Cyprus                       Bank of Cyprus

Czech Republic               Ceskoslovenska Obchodnibanka,                     Securities Center (SCP);
                             S.A., Prague                                      Czech National Bank

Denmark                      Den Danske Bank, Copenhagen                       Vaerdipapircentralen-VP Center

Ecuador                      Citibank, N.A., Quito                             None

Egypt                        Citibank, N.A., Cairo                             Misr for Clearing, Settlement &
                                                                               Depository (MCSD)

Finland                      Merita Bank Ltd., Helsinki                        Finnish Central Securities
                                                                               Depository Limited (CSD)

France                       Banque Paribas, Paris                             SICOVAM;
                                                                               Banque de France
                             Credit Commercial de France, Paris

Germany                      Dresdner Bank AG, Frankfurt                       Deutsche Borse Clearing (DBC)

Ghana                        Merchant Bank (Ghana) Ltd., Accra                 None

Greece                       National Bank of Greece, S.A.                     Apothetirio Titlon A.E.

                                                                               The Bank of Greece

Hong Kong                    The Hongkong & Shanghai Banking                   Central Clearing & Settlement
                                                                               System (CCASS)

                                                                               The Central Money Markets Unit
                                                                               (CMU)

Hungary                      Citibank Budapest Rt.                             Central Depository & Clearing House
                                                                               (Budapest) Ltd. (KELER Ltd.)

India                        Hongkong & Shanghai Banking Corp. Ltd.,           National Securities Depository
                             Mumbai                                            Limited (NSDL)

                             Deutsche Bank AG, Mumbai

Indonesia                    Hongkong & Shanghai Banking Corp. Ltd.,           None
                             Jakarta

Ireland                      Allied Irish Banks, plc., Dublin                  Gilt Settlement Office (GSO);
                                                                               CREST

Israel                       Bank Leumi Le-Israel, B.M., Tel Aviv              Tel-Aviv Stock Exchange
                                                                               (TASE) Clearinghouse Ltd.

Italy                        Banca Commerciale Italiana, Milan                 Monte Titoli S.p.A.;
                             Banque Paribas, Milan                             Banca d'Italia

Ivory Coast                  Societe Generale de Banques
                             en Cote d'Ivoire, Abidjan

Japan                        Yasuda Trust & Banking Co. Ltd.                   Japan Securities Depository Center
                             Fuji Bank, Ltd., Tokyo                             (JASDEC);
                             Bank of Tokyo - Mitsubishi, Ltd., Tokyo           Bank of Japan

Jordan                       British Bank of the Middle East, Jordan, Amman    None

Kenya                        Stanbic Bank Kenya Ltd., Nairobi                  The Central Bank of Kenya

Lebanon                      British Bank of the Middle East, Beirut           Midclear
                                                                               The Central Bank of Lebanon

Luxembourg                   Banque Internationale a Luxembourg, Luxembourg    None

                             Banque et Caisse d'Epargne de l'Etat Luxembourg, Luxembourg

Malaysia                     Hongkong Bank Malaysia Berhad,                    Malaysian Central Depository Sdn.
                             Kuala Lumpur                                      Bhd. (MCD)

Mauritius                    HongKong & Shanghai Banking Corp., Ltd.           The Central Depository &
                             Port Louis                                        Settlement Co. Ltd. (CDS)

Mexico                       Banco Nacional de Mexico S.A., Mexico, D.F.       Institucion para el Deposito de
                                                                               Valores- S.D. INDEVAL, S.A. de
                                                                               C.V.

Morocco                      Banque Commerciale du Maroc, Casablanca           MAROCLEAR

Namibia                      Standard Bank Namibia Ltd., Windhoek              None

Netherlands                  MeesPierson N.V.                                  Nederlands Centraal Instituut voor
                                                                               Giraal Effectenverkeer  BV
                                                                               (NECIGEF)/KAS Associatie, N.V.
                                                                               (KAS)

New Zealand                  Australia and New Zealand Banking                 New Zealand Securities Depository
                             Group Ltd. (ANZ)                                  Limited (NZCDS)

Norway                       Den norske Bank, Oslo                             Verdipapirsentralen (VPS)

Oman                         British Bank of the Middle East (BBME)            Muscat Securities Market
                                                                               The Central Depository Company of
                                                                               Pakistan

Pakistan                     Standard Chartered Bank, Karachi                  None

Peru                         Citibank, N.A., Lima                              Caja de Valores (CAVAL)

Philippines                  Hongkong & Shanghai Banking Corp. Ltd.,           The Philippines Central Depository
                             Manila                                            Inc. (PCD)

Poland                       Bank Handlowy W. Warzawie, S.A., Warsaw           National Depository of Securities;
                                                                               National Bank of Poland

Portugal                     Banco Comercial Portugues, S.A.,                  Central de Valores Mobiliaros
                             Lisbon                                            (Interbolsa)

Romania                      ING Bank N.V., Bucharest                          National Company for Clearing,
                                                                               Settlement & Depository for
                                                                               Securities (SNCDD)

                                                                               Bucharest Stock Exchange (BSE)
                                                                               National Bank of Romania

Russia                       Credit Suisse First Boston (Moscow) Ltd.          Moscow Interbank Currency
                                                                               Exchange Clearinghouse (MICEX)

                             United Export Bank, Moscow                        National Depository Center
                                                                               Rosvneshtorgbank

Singapore                    United Overseas Bank, Singapore                   Central Depository Pte Ltd. (CDP)

                             The Development Bank of Singapore Ltd.,           Monetary Authority of Singapore
                             Singapore

Slovak Republic              Ceskowslovenska Obchodna Banka, A.S.,             Stredisko Cennych Papierov (SCP);
                             Bratislava                                        National Bank of Slovakia (NBS)

Slovenia                     Banka Creditanstalt D.D., Ljubljana               Central Klirnisko Depotna
                                                                               Druzba d.d. (KDD)

South Africa                 Standard Bank of South Africa Ltd.,               Central Depository (Pty) Ltd. (CD)
                             Johannesburg

South Korea                  Standard Chartered Bank, Seoul                    Korean Securities Depository (KSD)

Spain                        Banco Bilbao Vizcaya,                             Servicio de Compensacion y
                             Madrid                                            Liquidacion de Valores (SCLV);
                                                                               Banco de Espana

Sri Lanka                    Standard Chartered Bank, Colombo                  Central Depository System, (Pvt)
                                                                               Limited (CDS)

Swaziland                    Stanbic Bank Swaziland Ltd., Mbabane              None

Sweden                       Skandinaviska Enskilda Banken, Stockholm          Vardepappercentralen VPC AB

Switzerland                  Bank Leu Ltd., Zurich                             Schweizerische Effecten- Giro A. G.
                             Union Bank of Switzerland, Zurich                 (SEGA)

Taiwan                       Hongkong and Shanghai Banking Corp., Ltd.,        Taiwan Securities Central Depository
                             Taipei                                            Co., Ltd., (TSCD)

Thailand                     Standard Chartered Bank, Bangkok  ,               Thailand Securities Depository
                                                                               Company (TSD)

                             Bangkok Bank Public Company
                             Limited, Bangkok

Transnational                                                                  Cedel Bank Societe Anonyme,
                                                                               Luxembourg

                                                                               Euroclear Clearance System
                                                                               Societe Cooperative, Belgium

Turkey                       Citibank, N.A., Instanbul                         Takas ve Saklama A.S., (TvS);
                             Osmanli Bankasi A.S.                              Central Bank of Turkey
                             (Ottoman Bank) Instanbul

United Kingdom               The Bank of New York, London                      Central Gilts Office (CGO)
                                                                               Central Moneymarkets Office (CMO)
                                                                               CREST

Uruguay                      BankBoston, N.A., Montevideo                      None

Venezuela                    Citibank, N.A., Caracas                           The Caja Venezolana de Valores
                                                                               (CVV)

Zambia                       Stanbic Bank Zambia Ltd., Lusaka                  Lusaka Stock Exchange
                                                                               Bank of Zambia

Zimbabwe                     Stanbic Bank Zimbabwe Ltd., Harare                None


      Each of the Investment Companies Listed
      on Appendix "A" to the Custodian Agreement, on Behalf of each of Their Respective Portfolios

      [SIGNATURE LINES OMITTED]